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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 13, 2001



                      INTERNATIONAL MULTIFOODS CORPORATION
             (Exact name of registrant as specified in its charter)



         Delaware                        1-6699                  41-0871880
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)


110 Cheshire Lane, Suite 300, Minnetonka, Minnesota              55305
    (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:    (952) 594-3300


                                 Not applicable
          (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.

                  Combined Statements of Direct Assets of the Pillsbury Retail and Foodservice Businesses and Other Businesses of General Mills, Inc. as of September 30, 2001 (unaudited) and June 30, 2001 and 2000, and Combined Statements of Direct Earnings Before Interest and Taxes for the three months ended September 30, 2001 and 2000 (unaudited) and the years ended June 30, 2001, 2000 and 1999, with Independent Auditors' Report thereon, are attached hereto as Exhibit 99.1.

         (b)      Pro forma financial information.

                  Unaudited Pro Forma Financial Statements as of September 1, 2001 and for the six months ended September 1, 2001 and fiscal year ended March 3, 2001, are attached hereto as
                  Exhibit 99.2.

         (c)      Exhibits.

                  2.1 Amended and Restated Asset Purchase and Sale Agreement, dated as of October 24, 2001, by and among General Mills, Inc., The Pillsbury Company and International Multifoods Corporation. (Previously filed.)

                           The Company hereby agrees to furnish to the Securities and Exchange Commission upon request copies of all Exhibits and Schedules to the Amended and Restated Asset Purchase and Sale Agreement.

                  2.2 Closing Agreement, dated as of November 13, 2001, by and among General Mills, Inc., The Pillsbury Company and International Multifoods Corporation. (Previously filed.)

                  23.1     Consent of KPMG LLP.

                  99.1     Financial statements of businesses acquired.

                  99.2     Pro forma financial information.


                                       2
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                               INTERNATIONAL MULTIFOODS CORPORATION

Date:  January 25, 2002        By  /s/ John E. Byom
                                 -----------------------------------
                                   John E. Byom
                                   Vice President - Finance and
                                   Chief Financial Officer
                                   (PRINCIPAL FINANCIAL OFFICER
                                   AND DULY AUTHORIZED OFFICER)


                                       3
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                                  EXHIBIT INDEX

2.1 Amended and Restated Asset Purchase and Sale Agreement, dated as of October 24, 2001, by and among General Mills, Inc., The Pillsbury Company and International Multifoods Corporation. (Previously filed.)

         The Company hereby agrees to furnish to the Securities and Exchange Commission upon request copies of all Exhibits and Schedules to the Amended and Restated Asset Purchase and Sale Agreement.

2.2 Closing Agreement, dated as of November 13, 2001, by and among General Mills, Inc., The Pillsbury Company and International Multifoods Corporation. (Previously filed.)

23.1     Consent of KPMG LLP.

99.1     Financial statements of businesses acquired.

99.2     Pro forma financial information.